Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-152669) pertaining to the 2008 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(2)	Registration Statement (Form S-8 No. 333-176067) pertaining to the 2008 Stock Incentive Plan and 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.
(3)	Registration Statement (Form S-8 No. 333-191076) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(4)	Registration Statement (Form S-8 No. 333-197062) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(5)	Registration Statement (Form S-8 No. 333-202691) pertaining to Inducement Stock Option Awards of Idera Pharmaceuticals, Inc.
(6)	Registration Statement (Form S-8 No. 333-206129) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(7)	Registration Statement (Form S-8 No. 333-210090) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.
(8)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.
(9)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-187155) of Idera Pharmaceuticals, Inc.
(10)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.
(11)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.
(12)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.
(13)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.
(14)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.
(15)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.
(16)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.
(17)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.
(18)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.
(19)	Registration Statement (Form S-3 No. 333-189700) of Idera Pharmaceuticals, Inc.
(20)	Registration Statement (Form S-3 No. 333-191073) of Idera Pharmaceuticals, Inc.
(21)	Registration Statement (Form S-3 No. 333-210140) of Idera Pharmaceuticals, Inc.
(22)	Registration Statement (Form S-8 No. 333-217665) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.
(23)	Registration Statement (Form S-8 No. 333-219740) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.
(24)	Registration Statement (Form S-8 No. 333-219741) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(25)	Registration Statement (Form S-8 No. 333-232609) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(26)	Registration Statement (Form S-8 No. 333-232610) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(27)	Registration Statement (Form S-3 No. 333-238868) of Idera Pharmaceuticals, Inc.
(28)	Registration Statement (Form S-3 No. 333-240361) of Idera Pharmaceuticals, Inc.
(29)	Registration Statement (Form S-3 No. 333-240366) of Idera Pharmaceuticals, Inc.
(30)	Registration Statement (Form S-3 No. 333-248560) of Idera Pharmaceuticals, Inc.

of our report dated March 1, 2021, with respect to the financial statements of Idera Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of Idera Pharmaceuticals, Inc. for the year ended December 31, 2020.

/s/ ERSNT & YOUNG LLP
Philadelphia, Pennsylvania
March 1, 2021